Exhibit 99.2

SEALE and BEERS, CPAs
PCAOB & CPAB REGISTERED AUDITORS
www.sealebeers.com

February 3, 2010

Office Of the Chief Accountant
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Dear Sir/Madam:

We have read the statements included under Item 4.02 in the Form 8-K dated February 3, 2010 of The Estate Vault, Inc. (the "Company") to be filed with the Securities and Exchange Commission and we agree with such statements insofar as they relate to non-reliance.

Very truly yours,

/s/ Seale and Beers, CPAs
Seale and Beers, CPAs
Las Vegas, Nevada

CC: U.S. Securities & Exchange Commission
      Office of the Chief Accountant
      100 F Street, NE
      Washington, DC 20549
      202-551-5300 Phone
      202-772-9252 Fax

Seale and Beers, CPAs                      PCAOB & CPAB Registered Auditors
50 S. Jones Blvd, Ste 202, Las Vegas, NV  89107 (888)727-8251 Fax: (888)782-2351